UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2022
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12780 El Camino Real,
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On August 30, 2022, Neurocrine Biosciences, Inc. (the “Company”) issued an announcement pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers disclosing that it had reached agreement with Diurnal Group plc (“Diurnal”) on the terms of a recommended cash acquisition pursuant to which the Company would acquire the entire issued and to be issued ordinary share capital (other than shares owned by the Company or held in treasury) of Diurnal in an all-cash transaction, for an aggregate value of approximately £48,300,000 (approximately $56.5 million USD). The transaction is conditional on, among other things, the approval of Diurnal shareholders.
The Company believes the transaction presents an opportunity to accelerate the establishment of clinical development and commercial capabilities in the UK to the benefit of patient communities and other stakeholders.
In addition to historical facts, this Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements related to the Company’s future prospects, developments and business strategies, the expected timing and scope of the transaction, the likelihood of approval of the transaction by Diurnal’s shareholders, benefits resulting from the transaction and other statements other than historical facts. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are: risks related to the Company or Diurnal failing to satisfy the closing conditions of the transaction; risks related to the shareholders of Diurnal failing to approve the transaction; and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission, including without limitation the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2022. The Company disclaims any obligation to update the statements contained in this Current Report on Form 8-K after the date hereof.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: August 30, 2022	/s/ Matthew C. Abernethy
Matthew C. Abernethy
Chief Financial Officer
(Duly authorized officer and Principal Financial Officer)